UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2025

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina			001-37497	26-4596286
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive,	Wilmington,	NC		28403
(Address of principal executive offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	New York Stock Exchange LLC
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.375% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value per share	LOB/PA	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 12, 2025, the Board of Directors (the “Board”) of Live Oak Bancshares, Inc. (the “Company”) appointed Jeffrey Williams Lunsford to serve as a Board member until the Company’s next annual meeting of shareholders. Mr. Lunsford was also appointed as a member of the Board of Live Oak Banking Company (the “Bank”), the Company’s wholly owned subsidiary.

The Board has not yet determined the committees to which Mr. Lunsford will be appointed, if any. Mr. Lunsford will participate in the current director compensation arrangements generally applicable to the Company’s non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2025, pro-rated for service until the next annual meeting of shareholders. There are no arrangements or understandings between Mr. Lunsford and any other persons pursuant to which he was selected as a director.

Mr. Lunsford is Chairman of the Board of Directors and a co-founder of DefenseStorm, Inc. (“DefenseStorm”). He and members of his “immediate family” (as defined in Instruction 1.a.iii. to Item 404(a) of SEC Regulation S-K) own approximately 8.83% of DefenseStorm. As of June 30, 2025, certain other directors and executive officers of the Company, their related business interests, and members of their immediate families collectively own approximately 3.96% of DefenseStorm. The Company’s wholly owned subsidiary, Live Oak Ventures, Inc., owns approximately 4.49% of DefenseStorm as of June 30, 2025. DefenseStorm provides a broad range of information technology and cybersecurity solutions designed for financial institutions. The Bank paid $469,152 in 2024 and has paid $484,881 thus far in 2025 to DefenseStorm for these services.

A copy of the Company’s press release announcing the appointment of Mr. Lunsford is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: August 12, 2025	By:	/s/ Gregory W. Seward
Gregory W. Seward General Counsel & Chief Risk Officer
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